EXHIBIT 48

                             JOINT FILING AGREEMENT

         The undersigned hereby agree to jointly file a statement on Schedule 13D, together with any amendments thereto, with the SEC pursuant to the requirements of Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended.

         This Joint Filing Agreement may be signed in counterpart copies.

Date:  March 23, 1999                  VEBA Aktiengesellschaft



                                       By:   /s/ Hans Michael Gaul
                                          -----------------------------------
                                          Name:  Dr. Hans Michael Gaul
                                          Title: Chief Financial Officer



                                       By:   /s/ Rolf Pohlig
                                          -----------------------------------
                                          Name:  Dr. Rolf Pohlig
                                          Title: Executive Vice President


Date:  March 23, 1999                  VEBA Corporation



                                       By:   /s/ Heinz H. Puetthoff
                                          -----------------------------------
                                          Name:  Dr. Heinz H. Puetthoff
                                          Title: President



                                       By:   /s/ A. Paul Brandimarte, Jr.
                                          -----------------------------------
                                          Name:  A. Paul Brandimarte, Jr.
                                          Title: Vice President


Date:  March 23, 1999                  VEBA Zweite
                                       Verwaltungsgesellschaft mbH



                                       By:   /s/ Rolf Pohlig
                                          -----------------------------------
                                          Name:  Dr. Rolf Pohlig
                                          Title: Managing Director


                                       By:   /s/ Claus-Peter von der Fecht
                                          -----------------------------------
                                          Name:  Claus-Peter von der Fecht
                                          Title: Prokurist